UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2024 (April 1, 2024)

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	40-0023833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FATH	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

er next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Statement (preliminary unaudited) Repor

Item 1.01.	Entry into a Material Definitive Agreement.

Unsecured Promissory Note and Guarantee Agreement

On April 1, 2024, Fathom Manufacturing, LLC (the “Borrower”), an indirect wholly-owned subsidiary of Fathom Digital Manufacturing Corporation (the “Company”), entered into an Unsecured Promissory Note (the “Promissory Note”) in favor of CORE Industrial Partners Fund I, L.P. (the “Lender”), on behalf of CORE Industrial Partners Fund I, L.P. (“Main Fund”) and CORE Industrial Partners Fund I Parallel, L.P. (“Parallel Fund” and collectively with the Main Fund and the Lender, the “Lending Parties” and each, a “Lending Party”). Pursuant to the Promissory Note, the Borrower may incur, and the Lending Parties have collectively committed to provide, on an unsecured basis, up to $2.5 million of term loans that will mature on September 30, 2024 and will accrue interest, payable in kind, at the rate of 5% per annum. Term loans made under the Promissory Note are expected to be used for working capital purposes. The Borrower may prepay the Term Loans from time to time without any premium or penalty. The Lender is affiliated with CORE Industrial Partners, LLC. Affiliates of CORE Industrial Partners, LLC collectively hold approximately 63% of the voting power of the Company’s outstanding capital stock.

Concurrent with the execution of the Promissory Note, certain indirect wholly-owned subsidiaries of the Company (including the Borrower) (collectively, the “Guarantors” and each, a “Guarantor”) entered into a Guarantee Agreement dated as of April 1, 2024 (the “Guarantee Agreement”) pursuant to which the Guarantors have agreed to guarantee, on an unsecured basis, in full the payment and performance of the obligations of the Borrower under the Promissory Note.

Consistent with the Company’s Related Person Policy and Procedures, the foregoing transactions were approved by the Audit Committee of the Board of Directors of the Company. Additionally, the foregoing transactions were approved by the Special Committee established in connection with the Company’s previously announced and pending merger transaction involving affiliates of CORE Industrial Partners, LLC (the “Merger”).

The foregoing descriptions of the Promissory Note and the Guarantee Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Promissory Note and the Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated herein by reference.

Important Information For Investors And Stockholders

Important Information and Where to Find It

The proposed Merger will be submitted to the stockholders of the Company for their consideration. In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement with respect to a special meeting of the Company’s stockholders to approve the proposed Merger. The definitive proxy statement will be mailed to the Company’s stockholders when available. The Company and certain affiliates of CORE Industrial Partners, LLC have also jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors and stockholders will be able to obtain free copies of the proxy statement, the Schedule 13E-3 and other documents containing important information about the proposed Merger through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at https://investors.fathommfg.com/overview/default.aspx or by emailing investors@fathommfg.com.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed Merger are contained in the proxy statement for the special meeting and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Unsecured Promissory Note, dated as of April 1, 2024, by and among Fathom Manufacturing, LLC, CORE Industrial Partners Fund I, L.P and CORE Industrial Partners Fund I Parallel, L.P.
10.2	Guarantee Agreement, dated as of April 1, 2024, by and among certain indirect wholly-owned subsidiaries of Fathom Digital Manufacturing Corporation and CORE Industrial Partners Fund I, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: April 2, 2024